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                                                                      EXHIBIT 10

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                     FIRST INDUSTRIAL REALTY TRUST, INC.

                             DEFERRED INCOME PLAN












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                      FIRST INDUSTRIAL REALTY TRUST, INC.
                              DEFERRED INCOME PLAN




1.       PURPOSE

         The purpose of the First Industrial Realty Trust, Inc. Deferred Income Plan (the "Plan") is to enable key officers and employees of First Industrial Realty Trust, Inc. and any affiliates (the "Company"), to receive deferred income on account of service with the Company. The Plan is intended as a means of maximizing the effectiveness and flexibility of the compensation arrangements to employees of the Company and affiliates, and as an aid in attracting and retaining individuals of outstanding abilities and specialized skills for service.

2.       EFFECTIVE DATE

         Upon approval of this Plan by the Compensation Committee of the Board of Directors of the Company (the "Committee"), the Plan shall be effective as of January 1, 1996 (the "Effective Date").

3.       PLAN ADMINISTRATION

         The Plan will be administered by the Committee and/or officer(s) duly authorized by the Committee. Reference herein to the Committee shall include reference to any committee and/or officer so authorized by the Committee. Full power to implement, interpret and construe the provisions of the Plan shall, except as otherwise provided in the Plan, be vested in the Committee, which may adopt, alter, amend or revoke rules for such purpose. The expense of administering the Plan shall be borne by the Company and shall not be charged against benefits payable hereunder.

4.       ELIGIBILITY

         Any key officer or employee of the Company designated by the Committee is eligible to participate in the Plan. Any such officer or employee shall be a "Participant" as of the date designated by the Committee, and his or her status as a Participant shall continue until the earlier of termination of service or the tenth anniversary of the Effective Date.
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5.       DEFERRED INCOME BENEFITS

         The Committee may grant deferred income benefits to Participants. The deferred income benefits shall be based upon units granted under the Plan by the Committee. The deferred income benefit will be the crediting of an amount equivalent to the dividend paid with respect to a share of Company common stock for each unit granted. No deferred income benefit will be credited for any calendar year in which dividends paid do not equal or exceed the base dividend amount indicated in the grant. Deferred income benefit amounts credited will be deemed to be reinvested in additional units at the then current price of Company common stock, and such additional units shall also be eligible for crediting of deferred income benefits.

6.       RECORD AND CREDITING OF DEFERRED INCOME BENEFITS

         (a) Deferred Income Benefits. The Company shall credit the amount of any deferred income benefits to a memorandum account for the benefit of the Participant (the "Deferred Income Benefit Account") no later than the last day of the calendar quarter in which a dividend is paid.

         (b) Value and Statement of Account. The Company shall provide each Participant with a statement of the value of his or her Deferred Income Benefit Account at least annually.

7.       VESTING OF DEFERRED INCOME BENEFIT

         Each deferred income benefit will vest pro rata over a three year period, such period beginning on the date such benefit is credited. (As illustrated in Exhibit A attached hereto). The Committee in its sole discretion may accelerate the vesting of any grant hereunder.

8.       TERMINATION FOR CAUSE

         If any Participant's service with the Company is terminated for Cause (as defined below), any deferred income benefit hereunder held by such Participant shall immediately terminate and be of no further force and effect. "Cause" shall mean and be limited to a vote of the Committee to the effect that the Participant should be dismissed as a result of: (i) any material breach by the Participant of any agreement to which the Participant and the Company are parties; (ii) any act (other than retirement) or omission to act by the Participant, including without limitation, the commission of any crime (other than ordinary traffic violations), which may have a



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material and adverse effect on the business of the Company or on the
Participant's ability to perform services for the Company; or (iii) any material misconduct or neglect of duties by the Participant in connection with the business or affairs of the Company.

9.       PAYMENT OF DEFERRED INCOME BENEFIT

         (a) In General. No withdrawals or payment shall be made from the Participant's Deferred Income Benefit Account except as provided in this
Section 9.

         (b) Payment Event. A Participant's deferred income benefit shall be paid no later than January 31 following the calendar year in which such benefit vests under Section 7.

         (c) Death of Participant. In the event that a Participant shall die at any time prior to complete distribution of amounts payable to him or her under the provisions of the Plan, the unpaid vested balance of the Participant's Deferred Income Account shall be paid in the January following such death, or as soon as reasonably possible thereafter, to the Participant's beneficiary or beneficiaries.

         (d) Form of Payment. The Committee in its sole discretion may elect to pay the value of a Participant's vested Deferred Income Benefit Account in cash or Company common stock with the equivalent market value on the payment date.

10.      DESIGNATION OF BENEFICIARY

         Participants shall designate in writing, in accordance with such rules and procedures as the Committee may prescribe, the beneficiary or beneficiaries who are to receive the Participant's Deferred Income Benefit Account in the event of the Participant's death.

11.      UNSECURED OBLIGATIONS

         The obligation of the Company to make payments under the Plan shall be a general obligation of the Company, and such payments shall be made from general assets and property of the Company. The Participant's relationship to the Company under the Plan shall be only that of a general unsecured creditor and neither this Plan nor any agreement entered into hereunder or action taken pursuant hereto shall create or be construed to create a trust or fiduciary relationship of any kind. The Company may establish an irrevocable grantor trust for purposes of holding and investing the Deferred Income Benefit Account balances, but such establishment shall not create any rights in or against any amount so held.





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12.      AMENDMENT AND TERMINATION

         This Plan may be amended in whole or in part, suspended or terminated by the Committee at any time, provided, however, that no amendment, suspension or termination shall, without the consent of a Participant, adversely affect such Participant's rights to his or her deferred income benefits. This Plan will automatically terminate on the tenth anniversary of the Effective Date; any deferred income benefits outstanding at such termination date will continue to vest and be paid in accordance with the terms of the Plan.

13.      EFFECT OF TRANSFER

         In the event that all or substantially all of the assets of the Company shall be transferred by way of a sale, merger, consolidation or other means, or in the event of a change of control (as herein defined), the entire unpaid balance of each Deferred Income Benefit Account shall be paid in a lump sum to the Participant as of the effective date thereof.

         For purposes of this Agreement, "change of control" shall mean, the occurrence of any one of the following events:

                 (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act") (other than the Company, any of its Subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 40% or more of either: (A) the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities"); or (B) the then outstanding shares of the Company common stock (in either such case other than as a result of acquisition of securities directly from the Company); or

                 (ii) persons who, as of the date of the closing of the Company's initial public offering, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the board, provided that





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                 any person becoming a director of the Company subsequent to the closing of the Company's initial public offering whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

                 (iii) the stockholders of the Company shall approve: (A) any consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting stock of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company; or (C) any plan or proposal for the liquidation or dissolution of the Company;

         Notwithstanding the foregoing, a "change of control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Company common stock or other Voting Securities outstanding, increases (x) the proportionate number of shares of Company common stock beneficially owned by any person to 40% or more of the shares of Company common stock then outstanding or (y) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 40% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional shares of Company common stock or other Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a "change of control" shall be deemed to have occurred for purposes of the foregoing clause (i).

14.      NON-ASSIGNABILITY

         No right to receive payments under the provisions of this Plan shall be transferable or assignable by a Participant, except by will or by the laws of descent and distribution.

15.      BINDING PROVISIONS





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         All of the provisions of this Plan shall be binding upon all persons who shall be entitled to any benefits hereunder and their heirs and personal representatives.

16.      CLAIMS PROCEDURE

         (a) Claim. Any person claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan shall present the request in writing to the Committee which shall respond in writing as soon as practicable.

         (b) Denial of Claim. If the claim or request is denied, the written notice of denial should state:

                 (i) The reason for denial, with specific reference to the Plan provisions on which the denial is based.

                 (ii) A description of any additional material or information required and an explanation of why it is necessary.

                 (iii)    An explanation of the Plan's claims review procedure.

         (c) Review of Claim. Any person whose claim or request is denied or who has not received a response within thirty (30) days may request a review by notice given in writing to the Committee. The claim or request shall be reviewed by the Committee who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

         (d) Final Decision. The decision on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred and twenty (120) days. The decision on review shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.





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                     FIRST INDUSTRIAL REALTY TRUST, INC.
                             DEFERRED INCOME PLAN
                                  Exhibit A

Assumptions:

  Annual Dividend                 = $2.00/share
  Options granted to optionholder = 10,000 in year 1
  Stock Prices                    = $22/share in year 1
                                    $24/share in year 2
                                    $27/share in years 3-5
                                    $30/share in years 6 and 7
                                    $32/share in years 8-10


                                                                                        Benefit Paid
Results:                                                               Benefit    ---------------------------
- - -------                                                    Units       Accrual      Current      Cumulative
                                                         ---------   -----------  ---------------------------
  Year 1   Option Issuance                                10,000      $    -
           First Year Dividend                               941        20,692
           First Year Vested Benefit Payment                (314)       (6,897)
                                                         ---------   -----------
                                                          10,627        13,795     $  6,897      $   6,897
  Year 2   Second Year Dividend                              914        21,928
           Second Year Vested Benefit Payment               (592)      (14,207)
                                                         ---------   -----------
                                                          10,949        21,516       14,207         21,104
  Year 3   Third Year Dividend                               834        22,513
           Third Year Vested Benefit Payment                (804)      (21,711)
                                                         ---------   -----------
                                                          10,978        22,318       21,711         42,815
  Year 4   Fourth Year Dividend                              836        22,574
           Fourth Year Vested Benefit Payment               (827)      (22,338)
                                                         ---------   -----------
                                                          10,987       (22,554)      22,338         65,153
  Year 5   Fifth Year Dividend                               837        22,592
           Fifth Year Vested Benefit Payment                (836)      (22,560)
                                                         ---------   -----------
                                                          10,988        22,586       22,560         87,713
  Year 6   Sixth Year Dividend                               751        22,532
           Sixth Year Vested Benefit Payment                (752)      (22,566)
                                                         ---------   -----------
                                                          10,987        22,552       22,566        110,280
  Year 7   Seventh Year Dividend                             751        22,530
           Seventh Year Vested Benefit Payment              (752)      (22,552)
                                                         ---------   -----------
                                                          10,987        22,531       22,552        132,831
  Year 8   Eighth Year Dividend                              703        22,493
           Eighth Year Vested Benefit Payment               (704)      (22,519)
                                                         ---------   -----------
                                                          10,986        22,506       22,519        155,350
  Year 9   Ninth Year Dividend                               703        22,492
           Ninth Year Vested Benefit Payment                (703)      (22,505)
                                                         ---------   -----------
                                                          10,985        22,492       22,505        177,855
  Year 10  Tenth Year Dividend                               703        22,491
           Tenth Year Vested Benefit Payment                (703)      (22,492)
                                                         ---------   -----------
                                                          10,985        22,491       22,492        200,347
  Year 11  Eleventh Year Vested Benefit Payment                        (14,994)
                                                                     -----------
                                                                         7,497       14,994        215,341
  Year 12  Twelfth Year Vested Benefit Payment                          (7,497)
                                                                     -----------
                                                                             0     $  7,497      $ 222,838
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